SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date to earliest event reported):   March 24, 1998


                             SONIC AUTOMOTIVE, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as Specified in Charter)


Delaware                         1-13395           56-2010790
------------------------      ---------------      ----------------------
(State or Other                (Commission         (IRS Employer
Jurisdiction of                File Number)        Identification No.)
Incorporation)



      5401 East Independence Boulevard
               P.O. Box 18747
         Charlotte, North Carolina                         28026
-------------------------------------------------------------------------
  (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (704) 532-3320
                                                     --------------


--------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not required

(B) PRO FORMA FINANCIAL INFORMATION. Attached as an exhibit to this report on Form 8-K/A are the following:

   UNAUDITED PRO FORMA FINANCIAL STATEMENTS REFLECTING THE BUSINESS COMBINATION OF SONIC AUTOMOTIVE, INC. AND CLEARWATER DEALERSHIPS

     Unaudited Pro Forma Balance Sheet at December 31, 1997 (Unaudited) and
      Notes thereto.
     Unaudited Pro Forma Statement of Operations for the Year Ended December 31,
      1997 (Unaudited) and Notes thereto.

(C)    EXHIBITS

  Exhibit Number                           Description
--------------------      ----------------------------------------------

       99.1* Asset Purchase Agreement dated December 30, 1997 between Sonic Automotive, Inc., as buyer, and M&S Resources, Inc., Clearwater Auto Resources, Inc., and Clearwater Collision Center, Inc., as sellers and Scott Fink, Michael Cohen, Jeffrey Schuman, and Timothy McCabe as shareholders of the sellers.

       99.2* Amendment No. 1 and Supplement to Asset Purchase Agreement dated as of March 24, 1998 between Sonic Automotive, Inc., as buyer, and M&S Resources, Inc., Clearwater Auto Resources, Inc., and Clearwater Collision Center, Inc., as sellers and Scott Fink, Michael Cohen, Jeffrey Schuman, and Timothy McCabe as shareholders of the sellers.

       99.3*              Press Release dated January 6, 1998

       99.4 Unaudited Pro Forma Financial Statements Reflecting the Business Combination of Sonic Automotive, Inc. and Clearwater Dealerships for the year ended
                          December 31, 1997.


*Filed previously

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SONIC AUTOMOTIVE, INC.

Date:  July 24, 1998                       By: /s/  Theodore M. Wright
                                               -------------------------
                                               Theodore M. Wright
                                               Chief Financial
                                               Officer, Vice
                                               President-Finance,
                                               Treasurer, Secretary
                                               and Director